UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-5896

DWS Target Fund (formerly Scudder Target Fund)

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	07/31

Date of reporting period:	01/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

JANUARY 31, 2006

Semiannual Report
to Shareholders

DWS Target 2014 Fund

(formerly Scudder Target 2014 Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Investment Management Agreement Approval

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Because the fund provides investment protection only on the maturity date to investors who reinvest all dividends and do not redeem their shares before the maturity date, the principal value of the fund is subject to market fluctuation prior to and after the maturity date. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, the fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. Please read this fund's prospectus for specific details regarding its investments and risk profile. This fund is expected to be closed to new investors in May 2006. Please refer to the prospectus for more details.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary January 31, 2006

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for the Fund is 5.0%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 1/31/06
	6-Month*	1-Year	3-Year	5-Year	10-Year
DWS Target 2014 Fund	.55%	2.83%	6.19%	.98%	5.50%
S&P 500 Index+	4.68%	10.38%	16.42%	.37%	8.99%
Lehman Brothers US Government Bond Index++	.77%	1.84%	2.85%	5.14%	5.86%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
Net Asset Value: 1/31/06	$ 7.57
7/31/05	$ 8.10
Distribution Information: Six Months: Income Dividends as of 1/31/06	$ .55
Capital Gain Distributions as of 1/31/06	$ .025
Lipper Rankings — Balanced Target Maturity Funds Category as of 1/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	30	of	83	36
3-Year	9	of	46	20
5-Year	7	of	8	78
10-Year	5	of	6	72

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Target 2014 Fund [] S&P 500 Index+ [] Lehman Brothers US Government Bond Index++

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.0%. This results in a net initial investment of $9,500.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/06
		1-Year	3-Year	5-Year	10-Year
DWS Target 2014 Fund	Growth of $10,000	$9,769	$11,376	$9,974	$16,221
	Average annual total return	-2.31%	4.39%	-.05%	4.96%
S&P 500 Index+	Growth of $10,000	$11,038	$15,779	$10,186	$23,662
	Average annual total return	10.38%	16.42%	.37%	8.99%
Lehman Brothers US Government Bond Index++	Growth of $10,000	$10,184	$10,881	$12,847	$17,666
	Average annual total return	1.84%	2.85%	5.14%	5.86%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Lehman Brothers US Government Bond Index is an unmanaged market-value-weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended January 31, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2006
Actual Fund Return
Beginning Account Value 8/1/05	$ 1,000.00
Ending Account Value 1/31/06	$ 1,005.50
Expenses Paid per $1,000*	$ 5.76
Hypothetical 5% Fund Return
Beginning Account Value 8/1/05	$ 1,000.00
Ending Account Value 1/31/06	$ 1,019.46
Expenses Paid per $1,000*	$ 5.80

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios
DWS Target 2014 Fund	1.14%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Managers Sal Bruno and Gregory Sivin discuss the market environment, fund performance and their strategy in managing DWS Target 2014 Fund during the semiannual period ended January 31, 2006.

Q: How did the US financial markets perform during the reporting period?

A: The US stock market performed well during the past six months, as some of the key issues that had been weighing on investors in mid-2005 began to dissipate. Economic growth came in stronger than expected, underscoring the resilience of the US economy in the face of the Gulf Coast hurricanes and rising energy prices. Corporate profit growth remained strong, helping US companies take positive actions, such as shoring up their balance sheets, buying back stock and boosting their dividends. In addition, investors began to look ahead to the end of the long series of interest rate increases being enacted by the US Federal Reserve Board (the Fed). The result was that the US stock market — as measured by the Standard & Poor's 500 (S&P 500) Index1 — reached its highest level in four years in mid-December, then continued to rally through January. The bond market, meanwhile, provided marginally positive returns but trailed the return of stocks. Longer-term issues generally held up well, reflecting strong demand from overseas, while shorter-term bonds — which are more sensitive to the Fed's interest rate policy — lost ground.

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns reflect the reinvestment of dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform in this environment?

A: DWS Target 2014 Fund returned 0.55% during the six-month period ended January 31, 2006.

Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 5 for more complete performance information.

The fund invests in both stocks and bonds. DWS Target 2014 Fund held weightings of 28% in stocks and 72% in bonds as of January 31, 2006. The fund's stock benchmark is the Standard & Poor's 500 (S&P 500) Index, which returned 4.68% during the semiannual period. The fund's bond benchmark is the Lehman Brothers US Government Bond Index, which returned 0.77% for the same period.2

2 The Lehman Brothers US Government Bond Index is an unmanaged market-value weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.

Index returns reflect the reinvestment of dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: What factors helped and hurt the performance of the equity portion of the portfolio?

A: Within the fund's equity portfolio, we added significant value through individual stock selection. Our stock picks in the financial sector delivered the best relative performance. Here, the fund held an overweight3 in the capital markets sub sector, which includes companies with exposure to areas such as investment banking and mergers and acquisitions. The Goldman Sachs Group, Inc. and Lehman Brothers Holdings, Inc. were our top-performing picks in this group, and the fund also generated a gain through its position in Bank of New York Co., Inc., which as a processor for capital markets companies is a peripheral play on the sector's growth. A more recent addition in the capital markets area is

How is the equity portion of the fund managed?

"We believe fundamental equity research is our competitive advantage, so we strive to generate long-term outperformance through individual stock selection. We combine the insights of our proprietary individual company research with the objectivity of quantitative portfolio construction — in other words, the use of statistical measures to evaluate individual stocks and weed out those that do not meet our criteria. After our research analysts determine the expected return for each stock in our investment universe, our quantitative process uses those inputs to determine the weighting for each stock in order to maximize the portfolio's return and help manage its risk. To ensure that stock selection drives returns, the fund's sector weightings are kept closely in line with those of the benchmark. We believe this focus on individual stock selection is the way we can add the greatest amount of value for shareholders over time."

Portfolio Manager Sal Bruno

Merrill Lynch & Co. Inc., which the fund purchased during the fourth quarter of 2005. A notable detractor among the fund's holdings in financials was Allstate Corp., a property and casualty insurer whose stock fell about 14% due to the increased claims that resulted from the Gulf Coast hurricanes.

Energy stocks were also a source of strong performance. While an underweight position in services stocks relative to the largest integrated companies detracted from performance, we more than made up for the shortfall via strong stock selection. Our top contributor was Amerada Hess Corp., which we identified as a turnaround story in April 2005, meaning that the fund has been able to ride the stock for a significant gain. Believing the company's exploration initiatives in Libya will lead to further growth in its bottom line, we continue to hold the stock in the fund despite its sharp run-up over the past six months. Also boosting returns were positions in Burlington Resources (no longer held in the fund), Occidental Petroleum Corp. and Talisman Energy, Inc.

We added further value through our stock selection in the health care sector. An underweight3 position in pharmaceutical stocks, which underperformed, proved beneficial. We have begun to look for opportunities to add to this area, however, believing the main worries surrounding the pharmaceutical sector — such as rising competition from generics companies and weak pipelines of new products — are largely reflected in stock prices. Elsewhere in health care, the fund's holdings in the services stocks Caremark Rx, Inc., Cardinal Health, Inc., Aetna, Inc. and United Health Group, Inc., performed very well. Our picks in the equipment area, Medtronic, Inc. and C.R. Bard, Inc. were not as successful, but we remain confident in their longer-term prospects.

Marginal positive contributions came from the consumer and utilities sectors. In the former, our avoidance of Wal-Mart added substantial value as concerns about how rising energy prices would affect the lower-end consumer weighed heavily on the stock during the period. (Wal-Mart is a large component of the benchmark, 1.18%, and given that the stock underperformed the broader market, our non-holding was helpful to fund performance.) With this trend in mind, the fund held a larger position in higher-end brand names such as Coach, Inc. and Polo Ralph Lauren Corp., which held up better on a relative basis. Also helping performance was an underweight in media stocks — which were hurt by the migration of more advertising to the Internet — as well as a position in the retailer Costco Wholesale Corp. On the negative side, the fund's large position in Coca-Cola Co. detracted from performance. In utilities, positions in Allegheny Energy, Inc. and Edison International both made meaningful contributions to relative returns. Edison is no longer held in the fund.

Our stock selection was not as effective in technology, where holdings in the semiconductor (computer chip) companies Texas Instruments, Inc., and Intel Corp. both detracted from performance. Oracle Corp. also delivered weak relative performance. On the plus side, we added value through positions in Affiliated Computer Services, Inc. (sold in January 2005), Accenture Ltd., Motorola, Inc. and Google, Inc. (sold in October 2005).

The fund's performance was also hurt by its ownership of Tyco International, Ltd. which in January released fourth quarter earnings that came in below the market's expectations. We believe the stock, which closed the period at $26.05, is more appropriately valued in the mid-30s.

Q: How did the fund's investment in fixed-income securities affect performance?

A: The fixed-income portion of the portfolio is invested almost entirely in Treasury Separate Trading of Registered Interest and Principal Securities (STRIPS), which are securities representing the principal payment of a Treasury security that has been "stripped" of its semiannual income component. In other words, the final payment of the bond — the return of principal — is the only payment investors receive. Such securities initially sell at a discount to their final value, and their prices gradually rise until they become fully valued at par ($1,000 per bond) on their maturity date. Since we intend to hold these securities in the fund until they mature, we expect the fund to receive their full value at this time. STRIPS tend to exhibit lower volatility the closer they are to their maturity date. The value of the fixed-income portion of the fund therefore should not pose any notable risk, since these bonds are guaranteed to be a certain price at a certain point in time. Given the relatively short amount of time until these securities mature, they exhibited a relatively low level of volatility during the semiannual period. As a result, their short-term fluctuations were not a factor in terms of performance or the way we manage the portfolio. However, we make adjustments to the level of cash and STRIPS in the portfolio every day to ensure that the fund does not violate its mandate of providing a guaranteed return upon maturity.

As the fund moves closer to its maturity date, we will continue to manage the portfolio in a conservative fashion by investing in zero-coupon bonds and high-quality, large-capitalization US equities.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	1/31/06	7/31/05

US Treasury Obligations	72%	70%
Common Stocks	28%	30%
	100%	100%
Sector Diversification (As a % of Common Stocks)	1/31/06	7/31/05

Financials	22%	20%
Information Technology	16%	16%
Health Care	13%	13%
Industrials	11%	11%
Energy	11%	9%
Consumer Staples	9%	9%
Consumer Discretionary	9%	12%
Utilities	3%	4%
Telecommunication Services	3%	3%
Materials	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at January 31, 2006 (7.5% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	1.1%
2. Bank of America Corp. Provider of commercial banking services	0.9%
3. Procter & Gamble Co. Manufacturer of diversified consumer products	0.8%
4. Coca-Cola Co. Bottler and distributor of soft drinks	0.7%
5. The Goldman Sachs Group, Inc. Provider of global investment banking services	0.7%
6. United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	0.7%
7. UnitedHealth Group, Inc. Operator of organized health systems	0.7%
8. Sprint Nextel Corp. Provider of telecommunication services	0.7%
9. Lehman Brothers Holdings, Inc. Provider of investment management and stock brokerage services	0.6%
10. Tyco International Ltd. Manufacturer of medical products, packaging, electrical and electronic components	0.6%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of January 31, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks 27.6%
Consumer Discretionary 2.6%
Auto Components 0.2%
Johnson Controls, Inc.	1,170	81,011
Household Durables 0.4%
Black & Decker Corp.	1,640	141,532
Pulte Homes, Inc.	1,780	71,022
		212,554
Media 0.5%
CBS Corp. "B"	2,780	72,641
Clear Channel Communications, Inc.	2,370	69,370
Viacom, Inc. "B"*	2,780	115,315
		257,326
Multiline Retail 0.8%
Federated Department Stores, Inc.	1,700	113,271
J.C. Penney Co., Inc.	3,230	180,234
Target Corp.	1,930	105,668
		399,173
Specialty Retail 0.4%
Home Depot, Inc.	2,240	90,832
Staples, Inc.	3,820	90,572
		181,404
Textiles, Apparel & Luxury Goods 0.3%
Coach, Inc.*	2,740	98,503
Polo Ralph Lauren Corp.	1,410	79,862
		178,365
Consumer Staples 2.6%
Beverages 1.1%
Coca-Cola Co.	8,880	367,455
PepsiCo, Inc.	3,090	176,686
		544,141
Food & Staples Retailing 0.2%
Costco Wholesale Corp.	1,930	96,288
Food Products 0.5%
General Mills, Inc.	2,780	135,136
Kellogg Co.	3,020	129,558
		264,694
Household Products 0.8%
Procter & Gamble Co.	6,880	407,502
Energy 2.9%
Energy Equipment & Services 0.4%
Cooper Cameron Corp.*	670	32,421
Halliburton Co.	1,090	86,710
Schlumberger Ltd.	730	93,038
		212,169
Oil, Gas & Consumable Fuels 2.5%
Amerada Hess Corp.	1,900	294,120
Chevron Corp.	4,430	263,054
ExxonMobil Corp.	8,552	536,638
Occidental Petroleum Corp.	820	80,122
Talisman Energy, Inc.	1,300	79,209
		1,253,143
Financials 6.0%
Banks 2.1%
Bank of America Corp.	10,010	442,742
US Bancorp.	2,970	88,833
Wachovia Corp.	4,300	235,769
Wells Fargo & Co.	2,640	164,630
Zions Bancorp.	1,400	110,698
		1,042,672
Capital Markets 1.9%
Bank of New York Co., Inc.	2,140	68,073
Lehman Brothers Holdings, Inc.	2,330	327,249
Merrill Lynch & Co., Inc.	3,060	229,714
The Goldman Sachs Group, Inc.	2,500	353,125
		978,161
Diversified Financial Services 0.6%
Citigroup, Inc.	2,160	100,613
Countrywide Financial Corp.	2,760	92,294
JPMorgan Chase & Co.	2,590	102,953
		295,860
Insurance 1.4%
AFLAC, Inc.	3,550	166,672
Allstate Corp.	3,240	168,642
Hartford Financial Services Group, Inc.	850	69,896
MetLife, Inc.	5,830	292,433
		697,643
Health Care 3.5%
Biotechnology 0.6%
Amgen, Inc.*	1,710	124,642
Genzyme Corp.*	1,530	108,538
Invitrogen Corp.*	1,230	84,722
		317,902
Health Care Equipment & Supplies 0.7%
C.R. Bard, Inc.	1,880	119,229
Medtronic, Inc.	3,810	215,151
		334,380
Health Care Providers & Services 1.5%
Aetna, Inc.	1,210	117,128
Cardinal Health, Inc.	1,580	113,823
Caremark Rx, Inc.*	1,600	78,880
UnitedHealth Group, Inc.	5,820	345,825
WellPoint, Inc.*	1,490	114,432
		770,088
Pharmaceuticals 0.7%
Johnson & Johnson	4,318	248,458
Pfizer, Inc.	4,950	127,116
		375,574
Industrials 3.1%
Aerospace & Defense 1.6%
Boeing Co.	3,730	254,796
Goodrich Corp.	3,140	123,622
Lockheed Martin Corp.	1,120	75,768
United Technologies Corp.	5,980	349,053
		803,239
Electrical Equipment 0.4%
Emerson Electric Co.	2,660	206,017
Industrial Conglomerates 1.1%
General Electric Co.	7,050	230,887
Tyco International Ltd.	11,800	307,390
		538,277
Information Technology 4.4%
Communications Equipment 0.7%
Cisco Systems, Inc.*	8,370	155,431
Motorola, Inc.	7,650	173,731
		329,162
Computers & Peripherals 1.0%
Apple Computer, Inc.*	1,250	94,387
EMC Corp.*	14,790	198,186
International Business Machines Corp.	2,930	238,209
		530,782
Internet Software & Services 0.2%
eBay, Inc.*	2,430	104,733
IT Consulting & Services 0.5%
Accenture Ltd. "A"	5,830	183,820
Automatic Data Processing, Inc.	1,190	52,289
		236,109
Semiconductors & Semiconductor Equipment 1.2%
Applied Materials, Inc.	5,070	96,583
Intel Corp.	10,000	212,700
Texas Instruments, Inc.	9,630	281,485
		590,768
Software 0.8%
Business Objects SA (ADR)*	1,690	70,135
Microsoft Corp.	9,000	253,350
Oracle Corp.*	7,050	88,619
		412,104
Materials 0.8%
Chemicals
Dow Chemical Co.	4,520	191,196
Monsanto Co.	790	66,842
PPG Industries, Inc.	2,310	137,445
		395,483
Telecommunication Services 0.8%
Diversified Telecommunication Services 0.2%
AT&T, Inc.	3,690	95,755
Wireless Telecommunication Services 0.6%
Sprint Nextel Corp.	14,310	327,555
Utilities 0.9%
Electric Utilities 0.5%
Allegheny Energy, Inc.*	3,080	107,153
Exelon Corp.	2,270	130,344
		237,497
Independent Power Producers & Energy Traders 0.4%
Constellation Energy Group	1,980	115,374
TXU Corp.	2,280	115,460
		230,834
Total Common Stocks (Cost $11,557,082)		13,938,365
	Principal Amount ($)	Value ($)

US Treasury Obligations 72.4%
US Treasury STRIPS, 4.661%**, 11/15/2014 (a) (Cost $37,155,477)	54,815,000	36,565,332
	Contracts	Value ($)

Put Options Purchased 0.0%
Amerada Hess Corp.(Cost $10,034)	13	6,500
	Shares	Value ($)

Securities Lending Collateral 28.0%
Daily Assets Fund Institutional, 4.35% (b) (c) (Cost $14,157,738)	14,157,738	14,157,738

Cash Equivalents 0.2%
Cash Management QP Trust, 4.33% (d) (Cost $97,381)	97,381	97,381
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $62,977,712)+	128.2	64,765,316
Other Assets and Liabilities, Net	(28.2)	(14,254,735)
Net Assets	100.0	50,510,581

* Non-income producing security.

** Bond equivalent yield to maturity; not a coupon rate.

+ The cost for federal income tax purposes was $63,034,515. At January 31, 2006, net unrealized appreciation for all securities based on tax cost was $1,730,801. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,596,083 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $865,282.

(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at January 31, 2006 amounted to $13,874,263 which is 27.5% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

STRIPS: Separate Trading of Registered Interest and Principal Securities.

The accompanying notes are an integral part of the financial statements.

At January 31, 2006, open written options were as follows:

Written Options	Number of Contracts	Expiration Date	Strike Price ($)	Value ($)
Call Options Amerada Hess Corp.	13	5/20/2006	160.0	(12,090)
Total outstanding written options (premiums received $8,270)				(12,090)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $48,722,593) — including $13,874,263 of securities loaned	$ 50,510,197
Investment in Daily Assets Fund Institutional (cost $14,157,738)*	14,157,738
Investment in Cash Management QP Trust (cost $97,381)	97,381
Total investments in securities, at value (cost $62,977,172)	64,765,316
Cash	53,233
Dividends receivable	6,634
Interest receivable	2,987
Receivable for investments sold	27,127
Other assets	10,896
Total assets	64,866,193
Liabilities
Payable upon return of securities loaned	14,157,738
Payable for Fund shares redeemed	73,873
Written options, at value (premiums received $8,270)	12,090
Accrued management fee	22,901
Other accrued expenses and payables	89,010
Total liabilities	14,355,612
Net assets, at value	$ 50,510,581
Net Assets
Net assets consist of: Distributions in excess of net investment income	(1,166,895)
Net unrealized appreciation (depreciation) on: Investments	1,787,604
Written options	(3,820)
Accumulated net realized gain (loss)	662,467
Paid-in capital	49,231,225
Net assets, at value	$ 50,510,581
Net Asset Value
Net Asset Value and redemption price(a) per share ($50,510,581 ÷ 6,670,131 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.57

* Represents collateral on securities loaned.

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2006 (Unaudited)
Investment Income
Income: Dividends	$ 114,194
Interest	835,651
Interest — Cash Management QP Trust	3,660
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	6,467
Total Income	959,972
Expenses: Management fee	131,244
Distribution service fees	64,685
Services to shareholders	46,705
Custodian fees	7,828
Auditing	17,644
Legal	6,106
Trustees' fees and expenses	7,222
Reports to shareholders	9,726
Registration fees	7,043
Other	2,259
Total expenses before expense reductions	300,462
Expense reductions	(1,840)
Total expenses after expense reductions	298,622
Net investment income (loss)	661,350
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	991,211
Written options	523
991,734
Net unrealized appreciation (depreciation) during the period on: Investments	(1,330,706)
Written options	(3,262)
(1,333,968)
Net gain (loss) on investment transactions	(342,234)
Net increase (decrease) in net assets resulting from operations	$ 319,116
Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2006 (Unaudited)	Year Ended July 31, 2005
Operations: Net investment income (loss)	$ 661,350	$ 1,743,763
Net realized gain (loss) on investment transactions	991,734	4,368,422
Net unrealized appreciation (depreciation) during the period on investment transactions	(1,333,968)	(2,192,837)
Net increase (decrease) in net assets resulting from operations	319,116	3,919,348
Distributions to shareholders from: Net investment income	(3,478,299)	(2,602,311)
Net realized gains	(158,146)	—
Fund share transactions: Proceeds from shares sold	941,318	2,875,286
Reinvestment of distributions	3,544,638	2,523,999
Cost of shares redeemed	(4,023,753)	(18,374,622)
Redemption fees	66	—
Net increase (decrease) in net assets from Fund share transactions	462,269	(12,975,337)
Increase (decrease) in net assets	(2,855,060)	(11,658,300)
Net assets at beginning of period	53,365,641	65,023,941
Net assets at end of period (including distributions in excess of and undistributed net investment income of $1,166,895 and $1,650,054, respectively)	$ 50,510,581	$ 53,365,641
Other Information
Shares outstanding at beginning of period	6,591,328	8,200,186
Shares sold	118,687	359,521
Shares issued to shareholders in reinvestment of distributions	467,630	319,483
Shares redeemed	(507,514)	(2,287,862)
Net increase (decrease) in Fund shares	78,803	(1,608,858)
Shares outstanding at end of period	6,670,131	6,591,328

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended July 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 8.10	$ 7.93	$ 7.88	$ 7.87	$ 8.84	$ 10.55
Income (loss) from investment operations: Net investment income (loss)[b]	.10	.25	.30	.30	.28	.28
Net realized and unrealized gain (loss) on investment transactions	(.05)	.30	.07	.03	(.86)	(.78)
Total from investment operations	.05	.55	.37	.33	(.58)	(.50)
Less distributions from: Net investment income	(.55)	(.38)	(.32)	(.32)	(.20)	(.35)
Net realized gain on investment transactions	(.03)	—	—	—	(.19)	(.86)
Total distributions	(.58)	(.38)	(.32)	(.32)	(.39)	(1.21)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 7.57	$ 8.10	$ 7.93	$ 7.88	$ 7.87	$ 8.84
Total Return (%)[c]	.55**	7.06	4.75	4.40	(6.77)	(4.79)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	51	53	65	71	78	96
Ratio of expenses (%)	1.14*	1.18	1.05	.96[d]	.97	.97[d]
Ratio of net investment income (loss) (%)	2.52*	3.04	3.81	3.92	3.41	2.91
Portfolio turnover rate (%)	29*	98	12	17	50	52

[a] For the six months ended January 31, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charge.

[d] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was .93%.

* Annualized

** Not annualized

*** Amount is less than $.005

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Target 2014 Fund (formerly Scudder Target 2014 Fund) (the "Fund"), is a diversified series of DWS Target Fund (formerly Scudder Target Fund) (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The objective of the Fund is to provide a guaranteed return of investment on the Maturity Date (November 15, 2014) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.

The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon US Treasury obligations in the Fund's portfolio. This assurance is further backed by an agreement entered into by Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Fund's investment manager. Fund shares are sold during a limited offering period and are redeemable on a continuous basis.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended January 31, 2006, purchases and sales of investment securities (excluding short-term instruments and US Treasury obligations) aggregated $6,579,916 and $9,038,074, respectively. Purchases and sales of US Treasury obligations aggregated $1,047,542 and $1,829,549, respectively.

For the six months ended January 31, 2006, transactions for written call options on securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	12	$ 522
Options written	13	8,270
Options expired	12	522
Outstanding, end of period	13	$ 8,270

C. Related Parties

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.50% of average daily net assets, computed and accrued daily and payable monthly.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended January 31, 2006, the amount charged to the Fund by DWS-SISC aggregated $35,737, of which $13,907 is unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), a subsidiary of the Advisor, provides information and administrative services ("Service Fee") to shareholders at an annual rate of up to 0.25% of average daily net assets. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2006, the Service Fee was $64,685, of which $11,812 is unpaid. Accordingly, for the six months ended January 31, 2006, the Service Fee was equivalent to an annualized effective rate of 0.25% of the Fund's average daily net assets.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the six months ended January 31, 2006, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $10,200, of which $5,400 is unpaid at January 31, 2006.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the six months ended January 31, 2006, the Advisor agreed to reimburse the Fund $1,818, which represents a portion of the fee savings expected to be realized by the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended January 31, 2006, the custodian fees were reduced by $22 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

G. Subsequent Event

Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and the Scudder funds were renamed DWS funds.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. After their review of the information received, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, the impact of recent changes in investment personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund's performance over short-term and long-term periods, and compared those returns to various agreed-upon performance measures, including market indices and peer groups. The Board considered whether investment results were consistent with the Fund's investment objectives and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund's performance over time was satisfactory.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratio, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. ("Lipper"). For purposes of this comparison, the Board relied on historical data compiled by Lipper for the peer funds and the Advisor's estimate of current expenses for the Fund. The information provided to the Board showed that the Fund's management fee rate was below the median of the peer group, and that the Fund's total expense ratio was below the median of the peer universe. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds. The Board took into account the Advisor's commitment to cap total expenses through November 30, 2005.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor.

Profitability. Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprisewide profitability of the DWS organization with respect to all fund services in totality and by fund. The Board reviewed DeIM's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. The Board noted that, based on the information provided, the Advisor operated the Fund at a loss.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee rate under the Agreement is reasonable in relation to the asset size of the Fund. The Board concluded that the management fee schedule reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. TheBoard also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including fees received by the Advisor for administrative services provided to the Fund and fees received by an affiliate of the Advisor for shareholder-related services. The Board also considered benefits to DeIM related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that, during the past year, the Advisor agreed to cease allocating brokerage to acquire research services from third-party service providers. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding ongoing inquiries of the Advisor regarding market timing, late trading and other matters by federal and state regulators and private lawsuits on related topics. Among other matters, the Board considered the Advisor's commitment to indemnify the DWS Funds against regulatory actions or lawsuits arising from such inquiries. The Board also considered management's representation that such actions will not materially impact the Advisor's ability to perform under the Agreement or materially impact the Fund.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Account Management Resources

Automated Information Lines	InvestorACCESS (800) 972-3060 Personalized account information, information on other DWS funds and services via touchtone telephone, and the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	KRFEX
CUSIP Number	23337N 709
Fund Number	55

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

February 2006

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Target 2014 Fund, a series of DWS Target Fund

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Target 2014 Fund, a series of DWS Target Fund

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 27, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 27, 2006